October 15, 2014

TOUCHSTONE FUNDS GROUP TRUST

Touchstone Mid Cap Value Fund

Supplement to the Prospectus and Summary Prospectus Dated January 30, 2014

Change in Portfolio Management Team

On October 10, 2014, R. Todd Vingers, CFA and Jay Willadsen, CFA replaced Donald Cleven, CFA as portfolio manager of the Touchstone Mid Cap Value Fund (the “Fund”), which is sub-advised by Lee Munder Capital Group, LLC (“LMCG”).   All references to Donald Cleven contained in the prospectus and summary prospectus are replaced with R. Todd Vingers and Jay Willadsen.  Mr. Vingers joined LMCG in 2002 as Value Team Leader and portfolio manager.  Mr. Willadsen joined LMCG in 2003 as a research analyst.  Previously, Mr. Vingers served as portfolio manager at American Century Investments and Mr. Willadsen served as a research analyst at Independence Investments.

Please contact your financial advisor or Touchstone Investments at 800.543.0407 if you have any questions.

P.O. Box 9878 • Providence, RI 02940-8078

Phone: 800.543.0407 • TouchstoneInvestments.com

Touchstone Funds are distributed by Touchstone Securities, Inc.*

*A registered broker-dealer and member FINRA and SIPC

A Member of Western & Southern Financial Group

Please retain this Supplement for future reference.

TSF-56-TFGT-TCVAX-S5-1401